UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 7, 2012

Medytox Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.  Entering into a Material Definitive Agreement

On December 7, 2012, Medytox Diagnostics, Inc. ("Diagnostics"), a wholly-owned subsidiary of Medytox Solutions, Inc. (the "Company"), pursuant to two Stock Purchase Agreements (the "Purchase Agreements"), purchased an aggregate of 50.5% of the outstanding common stock of Biohealth Medical Laboratory, Inc. ("Biohealth") from Balbino Suarez and Luisa G. Suarez, previously the sole owners.  Biohealth is a licensed clinical laboratory and an enrolled Medicare provider.

The purchase price for the shares of common stock was an aggregate of $265,125, consisting of an aggregate payment of $100,000 in cash at closing and the delivery of a $165,125 promissory note by Diagnostics.  The note is guaranteed by the Company.  The Agreements contain customary representations, warranties and covenants of the parties.  Each party agreed to indemnify the other in the event of any breaches of applicable representations and warranties.  The note is due on August 7, 2013.  Three principal payments will be made:  $75,000 payable on February 7, 2013, $75,000 payable on May 7, 2013 and $15,125 payable on August 13, 2013.  The note may be prepaid at any time without premium or penalty.  The note is secured by the shares of common stock purchased from Balbino Suarez.  The note may be accelerated in the event of nonpayment after notice or upon certain bankruptcy events relating to Diagnostics.

In connection with the Company's loan from TCA Global Credit Master Fund, LP, Biohealth will guarantee the loan and pledge substantially all of its assets as security for the loan.

There are no material relationships between the Company, Diagnostics or any of their affiliates or either of Balbino Suarez or Luisa G. Suarez, other than with respect to the Purchase Agreements.

The foregoing is qualified in its entirety by reference to (i) the Stock Purchase Agreement between Luisa G. Suarez and Diagnostics, a copy of which is filed herewith as Exhibit 10.1, (ii) the Stock Purchase Agreement between Balbino Suarez and Diagnostics, a copy of which is filed herewith as Exhibit 10.2, (iii) the promissory note, a copy of which is filed herewith as Exhibit 10.3, and (iv) the guarantee, a copy of which is filed herewith as Exhibit 10.4.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of December 7, 2012, between Luisa G. Suarez and Medytox Diagnostics, Inc.
10.2	Stock Purchase Agreement, dated as of December 7, 2012, between Balbino Suarez and Medytox Diagnostics, Inc.
10.3	Secured Promissory Note, dated December 7, 2012, issued by Medytox Diagnostics, Inc. to Balbino Suarez
10.4	Guarantee of Medytox Solutions, Inc., dated December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 2012

MEDYTOX SOLUTIONS, INC.

/s/ William G. Forhan

William G. Forhan,
CEO and Chairman
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of December 7, 2012, between Luisa G. Suarez and Medytox Diagnostics, Inc.
10.2	Stock Purchase Agreement, dated as of December 7, 2012, between Balbino Suarez and Medytox Diagnostics, Inc.
10.3	Secured Promissory Note, dated December 7, 2012, issued by Medytox Diagnostics, Inc. to Balbino Suarez
10.4	Guarantee of Medytox Solutions, Inc., dated December 7, 2012